                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                  [Amendment No. ............................]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                         HUDSON TECHNOLOGIES, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                            HUDSON TECHNOLOGIES, INC.
                              25 Torne Valley Road
                            Hillburn, New York 10931


                                                                   July 17, l996


          Dear Fellow Shareholders:

                  You are cordially invited to attend our Annual Meeting of Shareholders which will be held on August 16, 1996 at 10:00A.M. at the Empire Ball Room, Holiday Inn and Conference Center, Three Executive Boulevard, Suffern, New York 10901.

                  The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

                  Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 2 Broadway, New York, New York 10004, in writing, of the correct address.

                  Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.




                                               Cordially,

                                               /s/  Kevin J. Zugibe, P.E.
                                               -----------------------------
                                               Kevin J. Zugibe, P.E.
                                               Chairman of the Board

                            HUDSON TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST l6, 1996



To the Shareholders of Hudson Technologies, Inc.:

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the "Company") will be held on August 16, 1996 at 10:00 A.M. at the Empire Ball Room, Holiday Inn and Conference Center, Three Executive Boulevard, Suffern, New York 10901, for the following purposes:

         1. To elect a class of three directors to serve until the Annual Meeting to be held in 1998; and

         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                  Only shareholders of record at the close of business on June 26, l996 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


                                     By Order of the Board of Directors


                                     Stephen P. Mandracchia
                                     Secretary
July 17, 1996

===============================================================================

IF YOU DO NOT ELECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                            HUDSON TECHNOLOGIES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 16, 1996

                  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hudson Technologies, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on August 16, 1996 including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

                  Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about July 17, 1996. The costs of soliciting proxies will be borne by the Company. It is estimated that these costs will be nominal.

                  Proxies in the accompanying form, duly executed, returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

                  The address and telephone number of the principal executive offices of the Company are:

                              25 Torne Valley Road
                            Hillburn, New York 10931
                          Telephone No.: (914) 368-4990

                       OUTSTANDING STOCK AND VOTING RIGHTS

                  Only shareholders of record at the close of business on June 26, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued, and outstanding 4,308,935 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

                  Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. All other matters to be acted upon at the meeting will be decided by the majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum is present. A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company, Continental Stock Transfer & Trust Company, the Company's transfer agent, or counsel to the Company.

                  In accordance with applicable law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Based upon the Company's understanding of the requirements of the law of the State of New York and the Certificate of Incorporation and bylaws, as amended (the "By-laws") of the Company, "Votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on; failures to vote, broker non-votes and abstentions will not be considered "votes cast".

                  The enclosed proxy will be voted in accordance with the instructions thereupon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                            I. ELECTION OF DIRECTORS

                  The By-laws of the Company provide that the Board of Directors is divided into two classes. Each class is to have a term of two years, with the term of each class expiring in successive years, and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board. Accordingly, one class consists of three directors and the second class consists of four directors.

                  At this Meeting, a class of three directors, consisting of Messrs. Kevin J. Zugibe, Stephen J. Cole-Hatchard and Dominic J. Monetta will be elected for a two-year term expiring at the Annual Meeting of Shareholders to be held in 1998. The remaining directors, Messrs. Vincent P. Abbatecola, Thomas P. Zugibe, Robert Johnson and Otto C. Morch will not be required to stand for reelection at this meeting because their present terms expire at the Annual Meeting of Shareholders to be held in 1997.

                  Proxies will be voted for the nominees named below, unless authority is withheld. Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board of Directors. Each of the nominees has indicated to the Board that he will be available.

                  The following is information with respect to the Company's directors:

                  Kevin T. Zugibe, P.E. is a founder of the Company and has been a Director, President and Chief Executive Officer of the Company since its inception in 1991. Since May 1994, Mr. Zugibe has devoted his full business time to the Company's affairs. From May 1987 to May 1994, Mr. Zugibe was employed as a power engineer with Orange and Rockland Utilities, Inc. Mr. Zugibe is a licensed professional engineer, and from December 1990 to May 1994, he was a member of Kevin J. Zugibe & Associates, a professional engineering firm. Kevin
J. Zugibe and Thomas P. Zugibe are brothers.

                  Stephen J. Cole-Hatchard has been a Director and executive officer of the Company since January 1993, and, until July 1996, functioned as the Chief Financial Officer of the Company. Mr. Cole-Hatchard is a member of the bar of the State of New York. From May 1984 to May 1995, Mr. Cole-Hatchard was employed as a detective with the Clarkstown, New York Police Department, Asset Forfeiture/Legal Division. From May 1995 to January 1996, Mr. Cole-Hatchard was on leave of absence from the Clarkstown Police Department and employed on a full time basis by the Company. In January 1996, Mr. Cole-Hatchard returned to the Clarkstown Police Department and currently devotes approximately 45 hours a week of his business time to the affairs of the Company.

                  Thomas P. Zugibe has been a Vice President of the Company since its inception in 1991 and a Director since April 1995. Mr. Zugibe is responsible for assuring compliance by the Company with laws and regulations pertaining to its operations. Prior to May l995, Mr. Zugibe devoted only a portion of his business time to the affairs of the Company. Since that date, Mr. Zugibe has been employed by the Company on a full time basis. Mr. Zugibe has been engaged in the practice of law in the State of New York since 1980. Mr. Zugibe is also a Village Justice for West Haverstraw, New York.

                  Vincent P. Abbatecola has been a Director of the Company since June 1994. Mr. Abbatecola is the owner of Abbey Ice & Spring Water Company, Spring Valley, New York, where he has been employed since May 1971. Mr. Abbatecola serves as Chairman of the Board of Mid Atlantic Ice Association, an industry trade association.

                  Otto C. Morch has been a Director of the Company since March 1996. For more than the past five years, Mr. Morch has been Senior Vice President, Commercial Banking at Provident Savings Bank, F.A.

                  Robert Johnson has been a director of the Company and Vice President of Strategic Planning since April 1996. Mr. Johnson founded and has been Vice President of Environmental Support Solutions, Inc., a company which develops and provides environmental software, training and consulting services, since March 1994. From February 1979 to March 1994, Mr. Johnson was an Operations Manager for the Arizona Region of Carrier Corporation's Building Systems Services.

                  Dominic J. Monetta has been a director of the Company since April 1996. Since August 1993, Mr. Monetta has been the President of Resource Alternatives, Inc., a corporate development firm concentrating on solving management and technological problems facing chief executive officers and their senior executives. From December 1991 to May 1993, Mr. Monetta served as the Director of Defense Research and Engineering for Research and Advanced Technology for the United States Department of Defense. From June 1989 to December 1991, Mr. Monetta served as the Director of the Office of New Production Reactors of the United States Department of Energy.

                  During the fiscal year ended December 31, 1995, the Board of Directors held seven meetings. Each of the directors attended more than 75% of the total number of meetings of the Board held during the period he served as a director during such year, except for Mr. Richard Baker, a former director of the Company. The Company does not have standing nominating or compensation committees of the Board of Directors or committees performing similar functions, other than a Stock Option Committee, which administers the Company's Stock Option Plan. The Stock Option Committee currently consists of Messrs. Abbatecola and Morch. Such Committee held six meetings during the year ended December 31, 1995. The Company also has an Audit Committee of the Board of Directors which supervises the audit and financial procedures of the Company. The Audit Committee is comprised of Messrs. Abbatecola, Cole-Hatchard and Morch. The Audit Committee did not meet during the year ended December 31, 1995.

                             EXECUTIVE COMPENSATION

                  The following table discloses the compensation for the Company's Chief Executive Officer (the "Named Executive") for the fiscal year ended December 31, 1995. No other executive officer of the Company earned compensation of $100,000 for such year.

                           Summary Compensation Table

                                                                                          Long-term Compensation
                                                      Annual compensation (1)                     Awards
                                                      -----------------------            ---------------------------
Name and Principal position              Year          Salary          Bonus            Securities Underlying options
- ---------------------------              ----          -------         -----            -----------------------------
Kevin J. Zugibe,                          1995         $113,076        $ -0-                          --
Chairman of the Board,                    1994         $ 43,462        $ -0-                    75,000 shares
President and Chief Executive Officer


- ---------
(1) The value of non-cash personal benefits furnished to Mr. Kevin J. Zugibe during 1994 and 1995 did not exceed 10% of his annual compensation.

                  The Company did not grant any options to executive officers during the fiscal year ended December 31, 1995.

                  The following table sets forth information concerning the value of unexercised stock options held by the Named Executive at December 31, 1995. No options were exercised during the year ended December 31, 1995.

                    Aggregated Fiscal Year End Option Values

                                                          Number of Securities                   Value of
                                                     Underlying Unexercised Options        In-the-Money Options
                    Shares                                At December 31, 1995             At December 31 1995 *
                  Acquired on          Value         ------------------------------     ----------------------------
  Name            Exercise(#)       Realized($)      Exercisable       Unexeciseable    Exercisable    Unexeciseable
 -----           ------------       ----------       -----------       -------------    -----------    --------------
Kevin J. Zugibe      --                 --              36,000              --          $279,000               --


- -------------
* Year-end values of unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock.

Compensation of Directors

                  Non-emp1oyee directors receive an annual fee of $3,000 and are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors. In addition, under the Company's Stock Option Plan, non-employee directors are eligible to receive nonqualified stock options.

                  To date, the Company granted to each of Kevin J. Zugibe, Stephen J. Cole-Hatchard and Thomas P. Zugibe, as well as Stephen P. Mandracchia and Dr. Frederick T. Zugibe, former directors of the Company, options to purchase 75,000 shares of Common Stock at an exercise price of $5.50 per share. The Company has also granted Robert Johnson options to purchase 60,000 shares of Common Stock at an exercise price of $10.50 per share.

Emp1oyment Agreements

                  The Company has entered into a five-year employment agreement with Kevin J. Zugibe which expires in May 1999 and is automatically renewable for successive terms. The agreement provides for an annual base salary of $130,000 with such increases and bonuses as the Board may determine. The Company is the beneficiary of a "key-man" insurance policy on the life of Mr. Zugibe in the amount of $1,000,000.

                  The Company has also entered into one-year employment agreements with each of Thomas P. Zugibe, Stephen P. Mandracchia and Stephen J. Cole-Hatchard, each a Vice President of the Company, which provide for annual base salaries of $90,000, $100,000 and $90,000, respectively, and are automatically renewable for successive terms.

                  The Company has entered into a three-year employment agreement with William A. Barron which expires in July 1999 and is automatically renewable for successive terms. The agreement provides for an annual base salary of $130,000.

Compensation Committee

                  The Company does not currently have a Compensation Committee of the Board of Directors. Decisions as to executive compensation are made by the Board of Directors.

Report on Executive Compensation

                  As noted above, compensation of the Company's executive officers is determined by the Board of Directors. There is no formal compensation policy for the Company's executive officers, other than the employment agreements described above.

                  Compensation for executive officers consists of base salary, bonus and stock option awards. The base salaries of the Company's executives are fixed pursuant to the terms of their respective employment agreements with the Company. Decisions made by the Board of Directors with respect to executive compensation are based primarily on informal judgments reasonably believed to be in the best interests of the Company.

Stock Performance Graph

                  The following line graph compares, from November 1, 1994, the first day on which the Company's Common Stock was publicly traded, through December 31, 1995, the cumulative total return among the Company, companies comprising the NASDAQ Market Index and a Peer Group Index, based on an investment of $100 on November 1, 1994, in the Company's Common Stock and each index, and assuming reinvestment of all dividends, if any, paid on such securities. The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of dividends. The Peer Group Index consists companies engaged in various activities related to Industrial Organic Chemicals. These companies are Bush Boake Allen Inc., Cambrex Corp., Cytec Inc., Detrex Chemical Corporation, Dow Chemical Co., Ethy1 Corporation, High Plains Corporation, International Flavors & Fragrances Inc., International Specialty Products Inc., Jilin Chemical Industrial Co. ADR, Mace Security International Inc., Nova Corp., Om Group, Inc., Pyrocap International Corporation, Synthetech, Inc. and Witco Corporation. Historic stock price is not necessarily indicative of future stock price performance.

                      CONPARISON OF CUMULATIVE TOTAL RETURN
                           HUDSON TECHNOLOGIES, INC.,
                       NASDAQ MARKET INDEX AND PEER GROUP




     250|------------------------------------------------------------------|
        |                                                                * |
        |                                                                  |
     225|------------------------------------------------------------------|
        |                                                                  |
  D     |                                                                  |
  O  200|------------------------------------------------------------------|
  L     |                                                                  |
  L     |                                                                  |
  A  175|------------------------------------------------------------------|
  R     |                                                                  |
  S     |                                                                  |
     150|------------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
     125|----------------------------------------------------------------#-|
        |                                                                  |
        |                                                                & |
     100|*&#---------------------------*&#---------------------------------|
        |                                                                  |
        |                                                                  |
      75|------------------------------------------------------------------|
       11/1/94                      12/31/94                         12/31/95


*=Hudson Technologies, Inc.   &=Peer Group     #=NASDAQ Market Index


                                11/1/94        12/31/94        12/31/95
Hudson Technologies, Inc.        100.00          97.78          235.56
Peer Group                       100.00          94.98          103 54
NASDAQ Market Index              100.00          95.87          124.35

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth information as of June 26, 1996, based on information obtained from the persons named below, with respect to the beneficial ownership of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the Named Executive, (iii) each director of the Company, and
(iv) all directors and executive officers of the Company as a group:

                                         Amount and
Name and                                 Nature of             Percentage of
Address of                               Beneficial            Outstanding
Beneficial Owner (1)                     Ownership (2)         Shares Owned
- --------------------                     -------------          ------------

Kevin J  Zugibe                          270,000 (3)               6.2%
Stephen J. Cole-Hatchard                 270,000 (3)               6.2
Stephen P. Mandracchia                   258,000 (3)               5.9
Thomas P. Zugibe                         270,000 (3)               6.2
Frederick T. Zugibe                      248,500 (3)(4)            5.7
Vincent P. Abbatecola                      1,500                    *
Robert Johnson                             9,524 (5)                *
Otto C. Morch                                300                    *
Dominic J. Monetta                         3,000                    *

All directors and executive
officers as a group (nine persons)     1,371,028  (6)             30.3%
- -----

*   Less than one percent
**  None

(1) The address of each of the persons listed is the address of the Company, 25 Torne Valley Road, Hillburn, New York 10931.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not held by any other person) and which are exercisable within 60 days from the date hereof have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common stock beneficially owned by them.

(3) Includes 36,000 shares which may be purchased by the named person at $5.50 per share under an immediately exercisable option expiring in October 1999.

(4)  Excludes shares owned by adult children of Frederick T. Zugibe.

(5) Includes 9,524 shares which may be purchased by the named person at $10.50 per share under an immediately exercisable option expiring in April 2001.

(6) Includes 214,048 shares issuable upon exercise of immediately exercisable options.

                  Kevin J. Zugibe, Thomas P. Zugibe, Frederick T. Zugibe, Stephen Mandracchia and Stephen J. Cole-Hatchard may be deemed to be "parents" of the Company as such term is used under the Securities Act of 1933.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  Between February 1991 and April 1994, the Company borrowed an aggregate of $445,419 from the following persons: Thomas P. Zugibe ($92,828), Kevin J. Zugibe ($37,669), Stephen P. Mandracchia ($126,837), Frederick T. Zugibe ($185,085) and Stephen J. Cole-Hatchard ($3,000). Such indebtedness was evidenced by promissory notes bearing interest at the rate of 8% per annum and were originally due on demand. The holders of such indebtedness agreed to extend such indebtedness through August 1, 1996 and to forgive accrued interest (which was contributed to capital) through January 1, 1995. The loans were repaid in December 1995.

                  On April 23, 1996, the Company purchased all of the issued and outstanding shares of the capital stock of Environmental Support Solutions, Inc. ("ESS") from Robert Johnson and Stephen Spain. On such date, the Company paid $315,000 to Mr. Johnson in cash and issued Mr. Johnson a promissory note in the principal amount of $753,650 in consideration for Mr. Johnson's shares of stock of ESS. The Company paid Mr. Spain $385,000 in cash and issued Mr. Spain a promissory note in the principal amount of $921,250 in consideration for Mr. Spain's shares of stock of ESS. The promissory notes become due and payable on or before October 23, 1996 and bear interest at the annual rate of seven percent commencing August 23, 1996. In April 1996, Mr. Johnson became a director and executive officer of the Company and Mr. Spain became an executive officer.

                              SECTION 16 COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership ("Reporting Persons") with the Securities and Exchange Commission. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

                  Based solely on the Company's review of Section 16(a) forms received by it and written representations received from such persons, the Company believes that during the year ended December 31, 1995, all reporting requirements applicable to the Company's Reporting Persons were complied with.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 1995 and has been selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 1996. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

                  Shareholders who wish to present proposals appropriate for consideration at the next Annual Meeting of Shareholders must submit the proposal in proper form to the Company at its address set forth on the first page of this proxy statement not later than February 28, 1997 to be considered for inclusion in the
                                       -8-

Company's proxy statement and form of proxy relating to such annual meeting. It is presently contemplated that the next Annual Meeting of Shareholders will be held during the Company's fiscal quarter ending June 30, 1997, at a time and date to be determined by the Board of Directors. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

                  Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1995 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JUNE 26, 1996. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 1O-KSB WILL BE PROVIDED FREE OF CHARGE UPON WRITTEN REQUEST TO:

                  HUDSON TECHNOLOGIES, INC.
                  25 TORNE VALLEY ROAD
                  HILLBURN, NEW YORK 10931
                  ATTENTION: Stephen P. Mandracchia, Secretary

                  IN ADDITION, COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT ON FORM 1O-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE ABOVE ADDRESS.

                  The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjoumments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment


By order of the Board of Directors

Stephen P. Mandracchia
Secretary


July 17, 1996

                          HUDSON TECHNOLOGIES, INC.

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 16, 1996
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             The undersigned hereby appoints Kevin J. Zugibe and Stephen J. Cole-Hatchard and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Hudson Technologies, Inc. (the "Company") on Friday, August 16, 1996, at the Empire Ball Room, Holiday Inn and Conference Center, Three Executive Boulevard, Suffern, New York 10901 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS.

   / /  FOR all nominees listed below                / / WITHHOLD AUTHORITY
        (except as marked to the                         to vote for all
        contrary below).                                 nominees listed below.

        Kevin J. Zugibe, Stephen J. Cole-Hatchard, Dominic J. Monetta

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                  (Continued and to be signed on reverse side)

- ------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSAL LISTED ABOVE.

                                 Dated:_____________________________ , 1996
                                 Please sign exactly as name appears hereon.
                                 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                 --------------------------------------------
                                                   Signature
                                 --------------------------------------------
                                           Signature if held jointly

               Please mark, sign, date and return this proxy card
                      promptly using the enclosed envelope.